FIRST AMENDMENT TO CREDIT AGREEMENT


This Amendment is made as of the 15th day of March, 1996 by and between Electronic Hair Styling, Inc., a Washington corporation (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

                                                      Recitals

The Borrower and the Lender have entered into the Credit and Security Agreement dated as of November 16, 1995 (the "Credit Agreement").

The Lender has agreed to make a term loan, a real estate loan and certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

The term loan is evidenced by the Borrower's term note dated November 16, 1995 in the original principal amount of $2,300,000, the real estate loan is evidenced by the Borrower's real estate note dated November 16, 1995 in the original principal amount of $3,700,000 and the loan advances under the Credit Agreement are evidenced by the Borrower's revolving note dated as of November 16, 1995, in the maximum principal amount of $14,000,000, each of which notes are payable to the order of the Lender (collectively, the "Note").

All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.       The Credit Agreement is hereby amended as follows:

         (a) Section 6.13 of the Credit Agreement is hereby amended by deleting the portion of said Section set forth in table form and replacing the same with the following:

                                                                Book Net Worth
                  For the Month Ending           Plus Subordinated Indebtedness

                  December 31, 1995                                  $10,050,000
                  January 31, 1996                                    $8,550,000
                  February 29,1996                                    $8,550,000
                  March 31, 1996                                      $8,250,000
                  April 30, 1996                                      $8,250,000
                  May 31, 1996                                        $8,250,000
                  June 30, 1996                                       $8,250,000
                  July 31, 1996                                       $8,550,000
                  August 31, 1996                                     $8,850,000
                  September 30,1996                                   $8,850,000
                  October 31, 1996                                    $9,250,000
                  November 30, 1996                                   $9,750,000
                  December 31, 1996                                  $10,050,000

         (b) Section 6.14 of the Credit Agreement is hereby amended by deleting the portion of said Section set forth in table form and replacing the same with the following:


                  For the Month Ending                        Leverage Ratio
                  --------------------                        --------------
                  January 31, 1996                            4.06 to 1.0
                  February 29, 1996                           4.35 to 1.0
                  March 31, 1996                              4.39 to 1.0
                  April 30, 1996                              4.45 to 1.0
                  May 31, 1996                                4.26 to 1.0
                  June 30, 1996                               4.36 to 1.0
                  July 31, 1996                               4.52 to 1.0
                  August 31, 1996                             4.49 to 1.0
                  September 30, 1996                          4.14 to 1.0
                  October 31, 1996                            3.86 to 1.0
                  November 30, 1996                           3.59 to 1.0
                  December 31, 1996                           3.58 to 1.0

         (c) Section 6.15 of the Credit Agreement is hereby amended by deleting the portion of said Section set forth in table form and replacing the same with the following:


                  For the Month Ending                        Net Income
                  --------------------                        ----------
                  January 31, 1996                            ($1,500,000)
                  February 29, 1996                           ($1,500,000)
                  March 31, 1996                              ($1,500,000)
                  April 30, 1996                              ($1,800,000)
                  May 31, 1996                                ($1,800,000)
                  June 30, 1996                               ($1,800,000)
                  July 31, 1996                               ($1,500,000)
                  August 31, 1996                             ($1,200,000)
                  September 30, 1996                          ($1,200,000)
                  October 31, 1996                              ($800,000)
                  November 30, 1996                             ($300,000)
                  December 31, 1996                                 -0-

     (d) Section 6.16 of the Credit Agreement is hereby amended by adding to said Section the following proviso:

                  "; provided, however, that the Borrower may reduce the outstanding principal balance of the Subordinated Indebtedness by up to $5,000,000, solely out of the proceeds of the Borrower's initial public offering of its common stock, if and only if the net proceeds from any such initial public offering are equal to or in excess of $15,000,000."

     (e) Section 6.17 of the Credit Agreement is hereby amended by adding to said Section a new sentence, reading as follows:
                  "In addition to the foregoing, the Lender shall have the right to modify (i) any or all of such covenants in its discretion, within 60 days after the close of the Borrower's initial public offering of its common stock, and (ii) Leverage Ratio and Book Net Worth Plus Subordinated Indebtedness covenants if at any time the value of the Borrower's Class A preferred stock is determined to be greater than $7,000,000."

     (f) Section 7.5 of the Credit Agreement is hereby amended by adding to the end of said Section the following proviso:

                  "provided, further, however, that the Borrower may redeem up to $5,000,000 of its Class B preferred stock, solely out of the proceeds of the Borrower's initial public offering of the its common stock, if and only if the net proceeds from any such initial public offering are equal to or in excess of $15,000,000."

     (g) Section 8.1(q) of the Credit Agreement is hereby amended by adding to the end of said Section the following proviso:

                  "; provided, however, that such minimum ownership percentage requirement shall be reduced to 24% of the voting stock of the Borrower if the Borrower raises at least $15,000,000 of net proceeds from the Borrower's initial public offering of its common stock."

3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any loan or advance thereunder.

4. This Amendment shall be effective upon receipt by the Lender of an executed facsimile copy hereof, to be supplemented with an executed original hereof within two (2) business days, together with the following, in substance and form acceptable to the Lender in its sole discretion:

         (a) Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of November 16, 1995 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of the Borrower's Secretary dated as of November 16, 1995, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

5.       The Borrower hereby represents and warrants to the Lender as follows:

         (a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

         (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. 7. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

8. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

10. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                            ELECTRONIC HAIR STYLING, INC.


                                            By: _________/s/ DON G. HOFF_____
                                     Its:     _________________________________



                                            NORWEST BUSINESS CREDIT, INC.


                                        By: ___________________________________
                                         Its: _________________________________
69493_4

                                        SECOND AMENDMENT TO CREDIT AGREEMENT


This Amendment is made as of the 30th day of August, 1996 by and between Electronic Hair Styling, Inc., a Delaware corporation (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

                                                      Recitals

The Borrower and the Lender have entered into the Credit and Security Agreement dated as of November 16, 1995, as amended by the First Amendment To Credit Agreement dated as of March 15, 1996 (the "Credit Agreement").

The Lender has agreed to make a term loan, a real estate loan and certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

The term loan is evidenced by the Borrower's term note dated November 16, 1995 in the original principal amount of $2,300,000, the real estate loan is evidenced by the Borrower's real estate note dated November 16, 1995 in the original principal amount of $3,700,000 and the loan advances under the Credit Agreement are evidenced by the Borrower's revolving note dated as of November 16, 1995, in the maximum principal amount of $14,000,000, each of which notes are payable to the order of the Lender (collectively, the "Note").

All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.       The Credit Agreement is hereby amended as follows:

         (a) The  definition  of  "Revolving  Loan  Floating  Rate" set forth in
         Section 1.1 of the Credit Agreement is hereby amended, effective as of July 1, 1996, by deleting the phrase "one and one-quarter percent (1.25%)" therefrom and replacing the same with the phrase "one-half of one percent (0.50%)".

         (b) The  definition of "Term Loan  Floating  Rate" set forth in Section
         1.1 of the Credit Agreement is hereby amended, effective as of July 1, 1996, by deleting the phrase "one and one-half percent (1.50%)" therefrom and replacing the same with the phrase "three-fourths of one percent (0.75%)".

         (c) Section 1.1 of the Credit Agreement is hereby further amended by adding to said Section new definitions of "Availability", "L/C Amount", "Letter of Credit", "Obligation of Reimbursement", "Special Account" and "L/C Application", reading as follows:

               "Availability" means the Borrowing Base minus the outstanding balance under the Revolving Note, minus the L/C Amount. "L/C Amount" means the sum of (i) the face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement. "L/C Application" means an application and agreement for letters of credit in Lender's then-current standard form. "Letter of Credit" has the meaning specified in Section 2.15 hereof.
          "Obligation  of  Reimbursement"  has the meaning  specified in Section
          2.16 hereof. "Special Account" means a specified cash collateral account maintained by the Lender in connection with Letters of Credit, as contemplated by Sections 2.17 and 3.1a. hereof.

         (d) Section 2.1 of the Credit Agreement is hereby amended by deleting the first paragraph, as well as sub-paragraph (a) thereof in their entirety and replacing the same with the following:

                  "Section 2.1 Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make Advances to the Borrower from time to time during the period from the date hereof to and including the Termination Date, or the earlier date of termination in whole of the Credit Facility pursuant to Sections 2.6 or 8.2 hereof, in an aggregate amount at any time outstanding not to exceed the Borrowing Base less the L/C Amount, which advances shall be secured by the Collateral as provided in Article III hereof. The Credit Facility should be a revolving facility and it is contemplated that the Borrower will request advances, make prepayments and request additional Advances. The Borrower agrees to comply with the following procedures in requesting Advances under this Section 2.1:

                           (a) Borrower  will not request any Advance under this
                           Section  2.1,   if,  after  giving   effect  to  such
                           requested Advance, the sum of the outstanding and unpaid Advances under this Section 2.1 or otherwise would exceed the Borrowing Base less the L/C Amount."

               (e) Section 2.5 of the Credit Agreement is hereby amended by adding thereto a new sub-section (e), reading as follows:

                  "(e) Notwithstanding the interest payable pursuant to Sections 2.5(a), (b) and (c) hereof, the Borrower shall be liable to the Lender for interest hereunder of not less than $600,000 for each calendar year during the term of the Agreement other than any calendar year in which this Agreement is terminated prior to the Termination Date (such amount, the "Minimum Interest Charge"), and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.5(a), (b), and (c) hereof for each such calendar year on the day immediately succeeding the last day of each such calendar year."

         (f) Section 2.6(d) of the Credit Agreement is hereby amended by deleting clauses (c) and (d) thereof in their entirety, and by inserting the word "and" immediately before clause (b) thereof.

         (g) Section 2.8 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "Section 2.8 Payment. All payments of principal and interest on the Advances, the Term Loan, the Real Estate Loan, the Obligation of Reimbursement, the Commissions and Fees hereunder and amounts required to be paid to the Lender for deposit in the Special Account shall be made to the Lender in immediately available funds. The Borrower hereby authorizes the Lender to charge against the Borrower's account with the Lender an amount equal to the Obligation of Reimbursement, principal, accrued interest, commissions and fees from time to time due and payable to the Lender hereunder and amounts required to be paid to the Lender for deposit in the Special Account and further authorizes the Lender, in its discretion, and without request by Borrower to make an Advance under the Credit Facility to the extent necessary to pay any such amounts and any fees, costs or expenses hereunder or under the Loan Documents."

         (h) Section 2.11 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "Section 2.11 Liability Records. Lender may maintain from time to time, at its discretion, liability records as to any and all Advances, the Term Loan, the Real Estate Loan and the Obligation of Reimbursement made or repaid in interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by the Lender, the Borrower will admit and certify in writing the exact principal balance that the Borrower then asserts to be outstanding to the Lender for Advances, the Term Loan, the Real Estate Loan, and all Obligations of Reimbursement under this Agreement. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless specific written notice of exception is given to the Lender by the Borrower within thirty days after its receipt by the Borrower."

         (i) Section 2.12 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "Section 2.12 Setoff. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to Borrower by the Lender, whether or not due, against any indebtedness owed to the Lender by the Borrower (for Advances, the Term Loan, the Real Estate Loan, any Obligations of Reimbursement or for any other transaction or event), whether or not due. In addition, each other Person holding a participating interest in any Advances, the Term Loan, the Real Estate Loan and/or any Letters of Credit made to or issued for the benefit of the Borrower by the Lender shall have the right to appropriate or setoff a deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest."

         (j) Section 2.13 of the Credit Agreement is hereby amended by deleting sub-section (b) thereof in its entirety and replacing the same with the following:

                  "(b) Intentionally omitted."

         (k) Section 2.13 of the Credit Agreement is hereby further amended by deleting the number "four (4)" contained in subsection (c) thereof and replacing the same with the number "three (3)".

         (l) Section 2.13 of the Credit Agreement is hereby further amended by adding to said Section a new sub-section (d) reading as follows:

                  "(d) The Borrower hereby agrees to pay the Lender a commission with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of one and one-half percent (1.5%) of the available amount of such Letter of Credit (as it may be changed from time to time) from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms, payable monthly in arrears, and prorated for any part of a full calendar month in which such Letter of Credit remains outstanding. The Borrower further agrees to pay the Lender, on written demand, the administrative fees charged by the Lender in the ordinary course of business in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Lender for services rendered on behalf of customers of the Lender generally."

         (m) The Credit Agreement is hereby amended by adding thereto the following new Sections 2.15, 2.16, 2.17 and 2.18, reading as follows:

         Section 2.15.  Issuance of Letters of Credit.

                  (a) The Lender may, in its sole discretion, issue one or more letters of credit for the account of the Borrower (each a "Letter of Credit") from time to time during the period from the date hereof until the Termination Date or until the Credit Facility is terminated pursuant to Section 8.2(a), whichever first occurs, in an aggregate amount at any time outstanding not to exceed the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement. Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into between the Borrower and the Lender, completed in a manner satisfactory to the Lender. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such L/C Application and the terms hereof, the terms hereof shall control.

                  (b) The Borrower will not request the issuance of any Letter of Credit under this Section 2.15 if, after the issuance of such requested Letter of Credit, the sum of the face amounts of all issued and outstanding Letters of Credit would exceed the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement.

                  (c) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

                  (d) Any request for the issuance of a Letter of Credit under this Section 2.15 shall be deemed to be a representation by the Borrower that (i) the condition set forth in Section 2.15(b), hereof has been met, and (ii) the statements set forth in Article V hereof are correct as of the time of the request.

         Section 2.16. Payment of Amounts Drawn Under Letters of Credit. Draws under any Letter of Credit shall be reimbursed to the Lender in accordance with the applicable L/C Application and as follows:

                  (a) The Borrower hereby agrees to pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Lender may pay or incur relative to such draw, plus interest on all such amounts, accruing from the date such draft is honored through and including the date of payment by the Borrower at the interest rate then applicable to Advances hereunder, charges and expenses as set forth below (all such amounts are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                  (b) The Borrower hereby agrees to pay the Lender on demand interest on all amounts, charges and expenses payable by the Borrower to the Lender under this Section 2.16, accrued from the date any such draft, charge or expense is paid by the Lender until payment in full by the Borrower at the Default Rate.

                  If the Borrower fails to pay to the Lender promptly the amount of its Obligation of Reimbursement in accordance with the terms hereof and the L/C Application pursuant to which such Letter of Credit was issued, the Lender is hereby irrevocably authorized and directed, in its sole discretion, to make an Advance in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Advance, and such Advance shall be evidenced by the Revolving Note and shall bear interest as provided therein.

         Section 2.17 Special Account. If the Credit Facility is terminated pursuant to Section 8.2(a), or the Credit Facility is otherwise terminated for any reason whatsoever, while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. Amounts in the Special Account may be invested as Lender shall determine, including in certificates of deposit issued by Lender. Any interest and earnings on such amounts shall be credited to the Special Account. The Borrower shall not be responsible for any losses from the investment or use of funds in the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Borrower's Obligation of Reimbursement, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein; provided, however, that, upon the occurrence of any Event of Default, the Lender may apply such amounts to any of the Obligations in its sole discretion. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

         Section 2.18 Obligations Absolute. The obligations of the Borrower arising under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including (without limitation) the following circumstances:

                    (a) any lack of validity or  enforceability of any Letter of
               Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

                    (b) any  amendment  or waiver of or any consent to departure from all or any of the Related Documents;

                  (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

                  (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (e) payment by or on behalf of the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

                    (f) any other circumstance or happening whatsoever,  whether or not similar to any of the foregoing."

         (n) Section 3.1 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "Section 3.1 Grant of Security  Interest.  The Borrower hereby assigns and grants to the Lender a security interest (collectively referred to as the "Security Interests") in the Collateral, as security for the payment and performance of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, any L/C Application completed by the Borrower or any other loan or credit agreement or guaranty between Borrower and Lender, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations")."

     (o) The Credit Agreement is hereby amended by adding thereto a new Section 3.1a., reading as follows: "3.1a. Security Interest in Special Account. The Borrower
                  hereby pledges and grants to the Lender a security interest in all funds held in the Special Account from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other amounts due hereunder or under the Loan Documents."

     (p) Section 3.2 of the Credit Agreement is hereby amended by deleting the parenthetical phrase contained in the first sentence of said Section and replacing the same with the following: "(but only after the occurrence of an Event of Default)".

     (q) Section 6.1(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "(d) within 15 days of the end of each month, a schedule of assigned receivables, a collection report and such other documents regarding the Borrower's accounts receivable and collections as the Lender may request, on forms provided by the Lender; provided, however, that if the Borrower's Availability becomes less than $5,000,000, such reports and schedules shall be provided to the Lender on a weekly basis; provided, further, that if the Borrower's Availability becomes less than $5,000,000 during any weekly reporting period, such reports and schedules shall thereafter be provided to the Lender on a daily basis.

     (r) Section 6.1(j) of the Credit Agreement is hereby amended by adding the following phrase to the end of clause (i) thereof: "which seek a monetary recovery against the Borrower in excess of $50,000", and by adding the following phrase to the end of clause (ii) thereof: "with an aggregate invoice price in excess of $50,000".

     (s) Section 6.13 of the Credit Agreement is hereby amended by deleting the portion of said Section set forth in table form and replacing the same with the following:

                                                                  Book Net Worth
                  For the Month Ending            Plus Subordinated Indebtedness

                  July 31, 1996                                     $28,310,000
                  August 31, 1996                                   $28,610,000
                  September 30,1996                                 $28,610,000
                  October 31, 1996                                  $29,010,000
                  November 30, 1996                                 $29,510,000
                  December 31, 1996                                 $29,810,000
                  January 31, 1997                                  $28,310,000
                  February 28, 1997                                 $28,310,000
                  March 31, 1997                                    $28,310,000
                  April 30, 1997                                    $28,310,000

     (t) Section 6.14 of the Credit Agreement is hereby amended by deleting the portion of said Section set forth in table form and replacing the same with the following:


                  For the Month Ending                        Leverage Ratio

                  July 31, 1996                                       1.2 to 1.0
                  August 31, 1996                                     1.2 to 1.0
                  September 30, 1996                                  1.2 to 1.0
                  October 31, 1996                                    1.2 to 1.0
                  November 30, 1996                                   1.2 to 1.0
                  December 31, 1996                                   1.2 to 1.0
                  January 31, 1997                                    1.2 to 1.0
                  February 29, 1997                                   1.2 to 1.0
                  March 31, 1997                                      1.2 to 1.0
                  April 30, 1997                                      1.2 to 1.0

     (u) Section 6.15 of the Credit Agreement is hereby amended by deleting the portion of said Section set forth in table form and replacing the same with the following:


                  For the Month Ending                        Net Income

                  July 31, 1996                               ($1,500,000)
                  August 31, 1996                             ($1,200,000)
                  September 30, 1996                          ($1,200,000)
                  October 31, 1996                              ($800,000)
                  November 30, 1996                             ($300,000)
                  December 31, 1996                                 -0-
                  January 31, 1997                            ($1,500,000)
                  February 29, 1997                           ($1,500,000)
                  March 31, 1997                              ($1,500,000)
                  April 30, 1997                              ($1,500,000)


     (v) Section 7.4(a) of the Credit Agreement is hereby amended by deleting the introductory paragraph thereof in its entirety and replacing the same with the following:

                  "(a) The Borrower will not purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:".

     (w) Section 7.4(a) of the Credit Agreement is hereby further amended by deleting subparagraph (4) thereof in its entirety and re-numbering subparagraph (5) as subparagraph (4).

     (x) Section 7.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "Section 7.10 Capital Expenditures. The Borrower will not expend or contract to expend Capital Expenditures more than $3,400,000 in the aggregate during the Borrower's fiscal year ending December 31, 1996, or more than $2,000,000 in the aggregate during any fiscal year thereafter or more than $500,000 in any one transaction (except that the Borrower may expend up to $1,700,000 in 1996 in a single transaction for the purchase of a new computer system)."

     (y) Section 7.12 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:
                  "Section 7.12 Discounts, etc.. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold or modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower."

     (z) Section 7.17 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                    "Section 7.17 Salaries.  The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation."

     (aa) Section 8.1(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "(a) Default in the payment of any interest on or principal of the Note, or failure to pay any amount specified in Section
                  2.16 hereof relating to the Borrower's Obligation of Reimbursement or shall fail to pay any amounts required to be paid for deposit in the Special Account under Section 2.17 hereof, in each case when the same becomes due and payable hereunder; or".

          (bb) Section 8.1(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "(c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement; provided, however, that if and as long as the Borrower maintains availability in excess of $4,000,000, the Borrower's non-compliance with the covenants set forth in Sections 6.12, 6.13, 6.14, 6.15 and/or 7.10 of this Agreement shall constitute a Event of Default or an Event of Default only if such non-compliance continues for in excess of 31 consecutive days; or".

         (cc) Section 8.2 of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

                  "(a) The Lender may, by notice, to the Borrower, declare the Credit Facility to be terminated, where upon the same shall forthwith terminate, and/or may refuse to issue or cause to be issued any Letter of Credit;".

         (dd) Section 8.2 of the Credit Agreement is hereby further amended by adding to said Section a new sub-section (g), reading as follows:

                  "(g) The Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.17 hereof an amount equal to the maximum aggregate amount available to be drawn under Letters of Credit then outstanding assuming compliance with all conditions for drawing thereunder."

         (ee) Section 9.7 of the Credit Agreement is hereby amended by adding to said Section a new second sentence reading as follows:

                  "Without limiting the foregoing in any way, the Borrower agrees to pay on demand all costs and expenses, including without limitation reasonable attorney's fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letters of Credit and any other document or Agreement related hereto or thereto, and the transactions contemplated hereby."

3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any loan or advance thereunder.

4. The Borrower hereby acknowledges that, on July 6, 1996, the Borrower prepaid the Revolving Note in part in the amount of $8,000,000, out of the proceeds of the Borrower's initial public offering (the "Prepayment"). The Borrower further acknowledges and agrees that, pursuant to Section 2.6(d) of the Credit Agreement, the Borrower was obligated to pay to the Lender a prepayment premium in the amount of $160,000, in connection with the Prepayment and that the Borrower has not paid such prepayment premium. The Lender hereby waives the prepayment premium which would otherwise have been payable with respect to the Prepayment. The Borrower shall pay a fee in the amount of $80,000 if, but only if, and when the Revolving Note is prepaid in whole, and the Credit Facility is terminated, before November 15, 1998, except for any prepayment from the proceeds of a refinancing with the Lender or an affiliate of Lender. If the Borrower prepays the Revolving Note in full from the proceeds of a refinancing with the Lender or an affiliate of the Lender and subsequently prepays the loan(s) relating to such refinancing in whole before November 15, 1998, the $80,000 fee described in the immediately preceding sentence shall be due and payable in full to the Lender at the time of such prepayment. The provisions of this Section 4 are in addition to, and not in replacement or substitution of, the prepayment provisions set forth in the Credit Agreement, which shall remain in full force and effect, as otherwise amended in this Amendment.

5. This Amendment shall be effective upon receipt by the Lender of (a) an executed original hereof within two (2) business days, and (b) a Certificate of the Secretary of the Borrower in a form acceptable to the Lender. The Borrower shall pay to the Lender an amendment fee in the amount of $80,000 on or before February 28, 1997.

6.       The Borrower hereby represents and warrants to the Lender as follows:

         (a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

         (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

7. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

8. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

9. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

10. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

11. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                            ELECTRONIC HAIR STYLING, INC.


                                            By: __/s/ JOHN D. HELLMANN ______
                     Its: _Vice President Finance__________



                                            NORWEST BUSINESS CREDIT, INC.


                                            By: _/s/ MICHELLE GUETTER__________
                      Its: _/s/ AVP________________________

STATE OF MINNESOTA                  )
                                    ) ss
COUNTY OF HENNEPIN                  )

The foregoing instrument was acknowledged before me this 30th day of August, 1996, by John Hellmann, the VP of Finance of Electronic Hair Styling, Inc., a California corporation, for and on behalf of said corporation.


                                 /s/ J.D. GRAHAM
                                  Notary Public
STATE OF MINNESOTA                  )
                                    ) ss
COUNTY OF HENNEPIN                  )

The foregoing instrument was acknowledged before me this 30th day of August, 1996, by Michelle Guetter, the AVP of Norwest Business Credit, Inc., a Minnesota corporation, for and on behalf of said corporation.


                                 /s/ J.D. GRAHAM
                                  Notary Public
89128_4

                                                 AMENDMENT AGREEMENT

                                            October 18, 1996

Reference is hereby made to (a) that certain Credit and Security Agreement dated November 16, 1995 by and between Electronic Hair Styling, Inc., a Delaware corporation (the "Company") and Norwest Business Credit, Inc., a Minnesota corporation ("NBCI"), as amended (the "Credit Agreement") and (b) that certain Collateral Account Agreement dated November 16, 1995 by and among the Company, NBCI and Norwest Bank Minnesota, National Association, a national banking association (the "Bank"), as the same may have been amended (the "Collateral Account Agreement").

1. Section 4 of the Collateral Account Agreement is hereby amended by replacing the number "2" set forth therein and replacing the same with the number "1".

2. Section 6.10 of the Credit Agreement is hereby amended by deleting the number "2" set forth in the seventh sentence of said section and replacing the same with the number "1".

3. In consideration of the Bank's agreement to the amendments set forth above, NBCI agrees to indemnify and reimburse the Bank, within ten (10) days after demand, for any item which constitutes cash receipts of NBCI's "Collateral" (as defined in the Credit Agreement) deposited in the "Collateral Account" (as defined in the Collateral Account Agreement) which is returned unpaid and for which the Company does not reimburse the Bank, provided that the Bank shall notify NBCI within five business days of the day the Bank learns that any such item shall be or has been returned unpaid (whichever occurs first).

This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                        COMPANY:  ELECTRONIC HAIR STYLING, INC.

                                         By: __/s/ JOHN D. HELLMANN_____________
                                      Its: _Vice President______________________


                                      BANK: NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION


                                           By: __/s/ LYNN S. HULSTRAND__________
                                                Its: _Vice President____________

                                            NBCI: NORWEST BUSINESS CREDIT, INC.

                                         By: _/s/ MICHELLE GUETTER_____________
                                              Its: __AVP________________________


                                         THIRD AMENDMENT TO CREDIT AGREEMENT


This Amendment is made as of the 30th day of January, 1997 by and between Electronic Hair Styling, Inc., a Delaware corporation (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

                                                      Recitals

The Borrower and the Lender have entered into the Credit and Security Agreement dated as of November 16, 1995, as amended by the First Amendment To Credit
Agreement dated as of March 15, 1996 and by the Second Amendment to Credit Agreement dated as of August 30, 1996 (the "Credit Agreement").

The Lender has agreed to make a term loan, a real estate loan and certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

The term loan is evidenced by the Borrower's term note dated November 16, 1995 in the original principal amount of $2,300,000, the real estate loan is evidenced by the Borrower's real estate note dated November 16, 1995 in the original principal amount of $3,700,000 and the loan advances under the Credit Agreement are evidenced by the Borrower's revolving note dated as of November 16, 1995, in the maximum principal amount of $14,000,000, each of which notes are payable to the order of the Lender (collectively, the "Note").

All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.       The Credit Agreement is hereby amended as follows:

         (a) Section 6.12 of the Credit Agreement is hereby amended by deleting the number "1.2" therefrom and replacing the same with the number "1.0".

         (b) Section 6.13 of the Credit Agreement is hereby amended by (i) deleting the number "$29,510,000" (the minimum figure applicable to November 30, 1996) therefrom and replacing the same with the number "$29,310,000", and (ii) deleting the number "$29,810,000" (the minimum figure applicable to December 31, 1996) therefrom and replacing the same with the number "$29,577,000".

         (c) Section 8.2 of the Credit Agreement is hereby amended by adding thereto sub-sections (b) through (f), together with the paragraph immediately following sub-section (f), in each case in form and substance identical to that which existed prior to the Second Amendment to Credit Agreement dated as of August 30, 1996, by and between the Borrower and the Lender.

3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any loan or advance thereunder.

4. This Amendment shall be effective upon receipt by the Lender of (a) an executed original hereof within two (2) business days after the date hereof, and
(b) a Certificate of the Secretary of the Borrower in a form acceptable to the Lender.

5.       The Borrower hereby represents and warrants to the Lender as follows:

         (a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

         (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. 7. The Borrower has indicated to the Lender that the Borrower intends to redeem certain of its presently issued and outstanding common stock. Pursuant to Section 7.5 of the Credit Agreement, the Borrower is prohibited from making any payment on account of the purchase, redemption or any other retirement of any shares of its stock, without the Lender's prior written consent. The Lender hereby consents to the Borrowers's payment of up to $1,500,000 on account of the Borrower's redemption of its $.01 par value common stock, provided that such redemption is consummated, and such payment is made, on or before July 31, 1997. Except as set forth in the immediately preceding sentence, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a consent to or waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

8. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

10. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                            ELECTRONIC HAIR STYLING, INC.

                                          By: _/s/ JOHN D. HELLMANN____________
                      Its: __Vice President________________



                                            NORWEST BUSINESS CREDIT, INC.


                                        By: __/s/ MICHELLE GUETTER_____________
                      Its: ___AVP_________________________

STATE OF MINNESOTA                  )
                                    ) ss
COUNTY OF ANOKA                     )

The foregoing instrument was acknowledged before me this 30th day of January, 1997, by John D. Hellmann, the Vice President Finance of Electronic Hair Styling, Inc., a California corporation, for and on behalf of said corporation.


                                                          /s/ KATHLEEN M. KELLY
                                  Notary Public
STATE OF MINNESOTA                  )
                                    ) ss
COUNTY OF HENNEPIN                  )

The foregoing instrument was acknowledged before me this 30th day of January, 1997, by Michell Guetter, the AVP of Norwest Business Credit, Inc., a Minnesota corporation, for and on behalf of said corporation.


                                                        /s/ CONSTANCE NESBITT
                                  Notary Public
106098-3

Electronic Hair Styling, Inc.
Certificate of Secretary

I, John D. Hellmann, Secretary of Electronic Hair Styling, Inc., a Delaware corporation (the "Company"), hereby certify that:

 (a) attached hereto as Exhibit A is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company, and such resolutions have not been amended, modified or rescinded, and remain in full force and effect;
 (b) the Certificate of Incorporation of the Company (the "Certificate"), and the By-Laws of the Company (the "By-Laws"), in the forms delivered to Norwest on August 30, 1996 pursuant to a Secretary's Certificate dated August 30, 1996, delivered in connection with the execution and delivery of that certain Second Amendment to the Credit Agreement (the "Amendment"), between the Company and Norwest, are true and correct copies of the same, including all amendments thereto, and said Certificate and By-Laws have not been further amended except as set forth in any amendments attached hereto, and no action has been taken by the Company or its shareholders, directors or officers in contemplation of any such amendment, and are in full force and effect on the date hereof; and
 (c) each person who, as an officer of the Company, signed the Amendment was duly elected or appointed, qualified and acting as such officer at the time of signing and delivery, and the signature of such person appearing on the Amendment is a genuine signature.

In witness whereof, I have hereunto signed this Certificate as of this 30 day of January, 1997.

_/s/ JOHN D. HELLMANN__________________
John D. Hellmann, Secretary

Exhibit A to Certificate of Secretary


RESOLVED, that the Chairman of the Board and Chief Executive Officer, and the Vice President, Finance and Chief Financial Officer, acting alone or together, be, and each of them hereby is authorized to execute, deliver and perform a certain Third Amendment to Credit Agreement (the "Amendment") by and between the Company and Norwest Business Credit, Inc. ("Norwest"), and any and all other documents and agreements required by Norwest in connection with the Amendment, the approval and acceptability of the Amendment and all such other documents and agreements to the Company to be conclusively evidenced by the execution thereof by either of the above referenced officers.